SUPPLEMENT DATED MAY 1, 2016
TO PROSPECTUS DATED MAY 1, 2004

Variable Protector
Issued through
Variable Life Account A of Transamerica Life Insurance Company
By
Transamerica Life Insurance Company

NOTICE:  Effective with this mailing, we have made a change to your annual prospectus delivery.  This mailing includes underlying fund prospectuses for only those underlying funds in which you are invested.  If you decide to invest in a different underlying fund investment at any time, we will send the fund prospectus with the confirmation.
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The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Range of Expenses for the Portfolios1, 2

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2015.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.10%	1.21%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.10%	1.19%

1 The portfolio expenses used to prepare this table were provided to Transamerica Life by the funds.  Transamerica Life has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2015.  Current or future expenses may be greater or less than those shown.
2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 4 portfolios that requires a portfolio's investment adviser to reimburse or waive portfolio expenses until April 30, 2017.

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INVESTMENT OPTIONS:

Please note the following changes to your investment options:

•	Fidelity VIP Money Market Portfolio changed its name and strategy to Fidelity VIP Government Money Market Portfolio.
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Please add the following to your prospectus:
Same Sex Relationships.  Same sex couples have the right to marry in all states.  The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy or any Rider.  Individuals in other arrangements, such as, civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized under the relevant state law will not be treated as married or as spouses as defined in the Policy.  Therefore, tax treatment of individuals who do not meet the definition of "spouse" have adverse tax consequences and/or may not be permissible.  Please consult a tax advisor for more information on this subject.
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Please replace the information under "Cyber Security" and replace it with the following:
Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities.  Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your Policy that result from cyber-attacks or information security breaches in the future.
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For additional information, you may contact us at our administrative and service office at 1-800-525-6205, from 8:00 a.m. – 4:30 p.m., Central Time. TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2004 PRODUCT PROSPECTUS